MINERAL PROPERTY OPTION AMENDING AGREEMENT

THIS AGREEMENT made and entered into as of the 15th day of May, 2005.

BETWEEN:

MINQUEST INC., a company having an office at 4235 Christy Way, Reno, Nevada, 89509, U.S.A.

(the “Optionor”)

AND:

GOLDEN OASIS EXPLORATION CORP., a company having an office at Suite 750, 580 Hornby Street, Vancouver, British Columbia, V6C 1L6

(the “Optionee”)

WHEREAS:

(A)                       The Optionor and 0707729 B.C. Ltd. (“Numberco”) entered into an agreement dated January 23, 2005 (the “Property Option Agreement”) wherein Numberco was granted an option to earn a 100% in the Lone Ranch Property (as more particularly described in the Property Option Agreement); and

(B)                       Numberco has changed its name to Golden Oasis Exploration Corp.; and

(C)                        The parties hereto have determined to enter into this agreement to provide for certain amendments to the Property Option Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed as follows:

1.                       The Property Option Agreement be and is hereby amended as follows:

(a)          by deleting the name and address of the Optionee on the front page in their entirety and replacing them with the following:

“Golden Oasis Exploration Corp., a company having an office at Suite 750, 580 Hornby Street, Vancouver, British Columbia, V6C 1L6”

(b)          by deleting clause 4(c) and 4(c)(vi) and replacing them with the following:

“4(c)          to pay the Optionor $425,000 as follows:

(vi)       an additional $170,000 on or before the sixth anniversary of the Effective Date;”

(c)          by deleting clause 4(d)(iv) and replacing it with the following:

“4(d)(iv)             an additional 100,000 Shares on or before the third anniversary of the Effective Date;”

2.                          Any capitalized terms not otherwise defined herein shall have the meaning given to them in the Property Option Agreement.

3.                          The Property Option Agreement, amended as provided for herein, shall continue in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement as of the date first above written.

MINQUEST INC.

Per:	/s/ signed
Authorized Signatory

GOLDEN OASIS EXPLORATION CORP.

Per:	/s/ Robert Eadie
Authorized Signatory